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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


               We hereby consent to the incorporation in the Registration Statement on form SB-2 of Delta International Mining and Exploration, Inc. of our report dated April 18, 2002, relating to the audited consolidated financial statements of Delta International Mining and Exploration, Inc. as of and for the years ended September 30, 2001 and 2000.


                                 Carpenter Mountjoy & Bressler, PSC


                                 By:   /s/ Carpenter, Mountjoy & Bressler, PSC
                                       -----------------------------------------

                                 Date: November 14, 2002